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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 23, 1999

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)

Delaware                           0-21097                       84-1294908
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation)


           14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                    (Address of principal executive offices)


                                (303) 215-9300
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.  Other Events

         On April 23, 1999, the Company announced that W. Eric Carlborg had resigned as Chief Financial Officer of the Company and that the Company had named Paula E. Manley to succeed Mr. Carlborg. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated April 23, 1999.

Item 7.  Financial Statements and Exhibits

         Exhibit 99  Press release of the Company dated April 23, 1999.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 23, 1999

                                        EINSTEIN/NOAH BAGEL CORP.



                                        By: /s/ Paul A. Strasen
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                                            Paul A. Strasen
                                            Senior Vice President